UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 17, 2005


                          MONTGOMERY REALTY GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                          000-30724           88-0377199
-------------------------------             ------------     -------------------
(State or other jurisdiction of             (Commission       (I.R.S. Employer
 incorporation or organization)             File Number)     Identification No.)

               400 Oyster Point Blvd., Suite 415
                South San Francisco, California                 94080
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           (Address of principal executive offices)           (Zip Code)

                                 (650) 266-8080
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 17, 2005, qualified exchange accommodator Mark D. Zimmerman, for the benefit of Montgomery Realty Group, Inc., entered into a binding Assignment of Purchase Agreement with John DiMeglio, a nonrelated third party, with regard to Mr. DiMeglio's rights under a purchase agreement with the Ashdale Limited Partnership, also a nonrelated third party, for the purchase of a 58-unit apartment complex located at 2450 Ashdale Drive, Austin, Texas. The Ashdale Garden Apartment complex consists of 20 one-bedroom units and 38 two-bedroom units and includes a swimming pool and other common area facilities.

         Montgomery agreed to pay the sum of $1,950,000 in cash at the closing, which is scheduled to occur on or before June 30, 2005. Montgomery anticipates obtaining a new acquisition loan for the Ashdale Garden Apartment complex in the amount of approximately $1,100,000 with a commercial lender such that Montgomery would have to use approximately $850,000 of the funds held by the qualified exchange accommodator to complete the acquisition.

         Montgomery's qualified exchange accommodator currently has approximately $2,760,165 of cash from the sale of the Orchard Supply Shopping Center available for reinvestment. The acquisition of the London Square Apartments in Austin, Texas, disclosed in Montgomery's current report on Form 8-K filed June 9, 2005, will use funds held by the qualified exchange accommodator in the approximate amount of $800,000, while the acquisition of the Old Croatian Building in South San Francisco, California, disclosed in Montgomery's current report on Form 8-K filed June 20, 2005, will use funds held by the qualified exchange accommodator in the amount of approximately $1,040,000. Therefore, following the acquisition of those properties, Montgomery will still have approximately $920,165 cash remaining with the exchange accommodator to permit Montgomery to finalize its purchase of the Ashdale Garden Apartment complex as part of its tax-free exchange for the Orchard Supply Shopping Center.

                            ------------------------

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Forward-looking statements are not guarantees of completion of proposed transactions, availability of tax-free treatment, increases in property occupancy, or similar matters. Forward-looking statements are subject to risks and uncertainties outside Montgomery's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Montgomery's other SEC reports.

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      The following is filed as an exhibit to this report:

    Exhibit
    Number                   Title of Document                      Location
---------------  -------------------------------------------------- ------------

   Item 10.      Material Contract
---------------  -------------------------------------------------- ------------
    10.18        Assignment of Purchase Agreement between Mark D.   This filing
                 Zimmerman, Qualified Exchange Accommodator for
                 Montgomery Realty Group, Inc., Buyer, John
                 DiMeglio, Assignor, effective June 17, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MONTGOMERY REALTY GROUP, INC.



Date: June 27, 2005                              By  /s/ Dinesh Maniar
                                                     --------------------------
                                                     Dinesh Maniar,
                                                     Chief Executive Officer

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